UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A
(Rule 14a-101)

Proxy Statement Pursuant to Section 14(a) of the Securities
Exchange Act of 1934
(Amendment No.)

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Filed by a party other than the Registrant ☐

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☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☒	Definitive Additional Materials

☐	Soliciting Material Pursuant to §240.14a-12

THOR Industries, Inc.
(Name of Registrant as Specified In Its Charter)

Not applicable.
(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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 Your Vote Counts!  THOR INDUSTRIES, INC.  2025 Annual Meeting  Vote by December 16, 2025  11:59 PM ET  THOR INDUSTRIES, INC. ATTN:TREVORQ. GASPER 52700 INDEPENDENCE COURT  ELKHART, IN 46514  You invested in THOR INDUSTRIES, INC. and it's time to vote!  You have the right to vote on proposals being presented at the Annual Meeting. This is an important notice regarding the availability of proxy material for the shareholder meeting to be held on December 17, 2025.  Get informed before you vote  View the Notice & Proxy Statement, 1OK Wrap online OR you can receive a free paper or email copy of the material(s) by requesting prior to December 03, 2025. If you would like to request a copy of the material(s) for this and/or future shareholder meetings, you may  (1) visit www.ProxyVote.com, (2) call 1-800-579-1639 or (3) send an email to sendmaterial@proxyvote.com. If sending an email, please include your control number (indicated below) in the subject line. Unless requested, you will not otherwise receive a paper or email copy.  Smartphone users  Point your camera here and vote without entering a  number  �I  Vote Virtually at the Meeting*  December 17, 2025  8:00 AM EST  Virtually at:  www.virtualshareholdermeeting.com/TH02025  *Please check the meeting materials for any special requirements for meeting attendance.

 Vote at www.ProxyVote.com  THIS IS NOT A VOTABLE BALLOT  This is an overview of the proposals being presented at the upcoming shareholder meeting. Please follow the instructions on the reverse side to vote these important matters.  Voting Items  1. Election of Directors  Nominees:  Andrew Graves  Christina Hennington  Amelia A. Huntington  Laurel Hurd  William J. Kelley Jr.  Christopher Klein  Jeffrey D. Lorenger  Robert W. Martin  Peter B. Orthwein  Board Recommends  2. Ratification of the appointment of Deloitte & Touche LLP as our independent registered public accounting firm for our Fiscal Year 2026.  0For  3. Non-binding advisory vote to approve the compensation of our named executive officers (NEOs).  OFor  4. Approval of the THOR Industries, Inc. Amended and Restated Equity and Incentive Plan. OFor  NOTE: In their discretion, the Proxies are authorized to vote on such other business as may properly come before the meeting or any adjournment thereof.  Prefer to receive an email instead? While voting on www.ProxyVote.com, be sure to click "Delivery Settings".